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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report:                                                  August 11, 1995


                             VITRONICS CORPORATION
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            (Exact name of Registrant as specified in its charter)


New Hampshire                        0-13715                      04-2726873
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(State of incorporation            (Commission                  (IRS Employer
 or organization)                  File Number)              Identification No.)


4 Forbes Road, Newmarket, New Hampshire                               03857
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number:            603-659-6550
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                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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    The Company's $1,200,000 Convertible Subordinated Debenture has been converted on August 11, 1995 into 2,400,000 shares of common stock and Messrs. Robert J. Hanks and John F. Rousseau have resigned from the Company's board of directors effective August 17, 1995. Also, the Company announced that the jury in the Company's patent suit had issued a verdict in favor of the defendant.

    Further details of the conversion and resignations, and jury verdict, respectively, are contained in press releases issued by the Registrant on August 11 and August 16, 1995, copies of which are attached hereto as Exhibit 99(a) and
(b), respectively, and are incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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    The exhibits which are filed with this report are set forth in the Exhibit
Index which appears at page 3 of this report.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         VITRONICS CORPORATION



                                         BY: /s/ James J. Manfield, Jr.
                                             --------------------------------
                                             James J. Manfield, Jr.
                                             Chairman of the Board and
                                             Chief Executive Officer

Date:  September 7, 1995

                                       2
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                                 EXHIBIT INDEX

The following exhibit is filed herewith:

     Exhibit
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       99(a)         Press release issued August 11, 1995

       99(b)         Press release issued August 16, 1995